UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

SOLANA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38445	36-4787690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 8.01 below which is hereby incorporated in this Item 3.02 by reference.

The Put Options (as defined below) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506 promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On April 27, 2026 the Company issued a press release announcing the terms of the Registered Direct Offering (as defined below), a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

Registered Direct Offering

On April 27, 2026, Solana Company (the “Company”) entered into securities purchase agreements (collectively, the “RDO Purchase Agreements”) with the purchasers named therein (the “Purchasers”), pursuant to which (i) the Company issued and sold to the Purchasers, in a registered direct offering (the “Registered Direct Offering”), 3,076,922 shares (the “Shares”) of the Company’s Class A common stock, $0.001 par value per share (the “Common Stock”). The offering price of each Share was $2.60 per share (the “Offering Price”). The net proceeds to the Company from the Registered Direct Offering are expected to be approximately $7.9 million.

The Company currently plans to use the net proceeds from the Registered Direct Offering for accumulating SOL, working capital and general corporate purposes, business expansion and other strategic initiatives.

The RDO Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the RDO Purchase Agreements were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Registered Direct Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-290429), as amended, that became effective on April 8, 2026, and a related base prospectus and prospectus supplement (the “Prospectus Supplement”) thereunder.

The foregoing description of the RDO Purchase Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of RDO Purchase Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Put Option Agreement

In connection with the Registered Direct Offering, the Company entered into put option agreements (collectively, the “Put Option Agreements”) with the Purchasers pursuant to which the Company granted each Purchaser the right to require the Company to repurchase all or a portion of the shares of Common Stock it purchased in the Registered Direct Offering at a price per share equal to the Offering Price plus an amount that would result in an internal rate of return of 7.0% per annum (collectively, the “Put Options”). The Put Options may be exercised in connection with the occurrence of certain qualifying events, including the 12-month and 18-month anniversaries of the closing of the Registered Direct Offering, a failure of the Company’s net debt to total capitalization ratio to remain at or below 30%, or a suspension or halt of trading in the Common Stock on the applicable trading market exceeding a specified number of consecutive trading days or the issuance of a delisting notice.

The foregoing description of the terms and conditions of the Put Options does not purport to be complete and is qualified in its entirety by the full text of the form of Put Option Agreement, a copy of which is attached hereto as Exhibit 4.2, and incorporated by reference herein.

In connection with the filing of the prospectus supplement for the Registered Direct Offering, the Company is filing a legal opinion of its counsel, Cooley LLP, regarding the validity of the Shares being issued in the Registered Direct Offering, a copy of which is attached as Exhibit 5.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Securities Purchase Agreement, by and among Solana Company and the Purchasers, dated April 27, 2026.
4.2	Form of Put Option Agreement, by and among Solana Company and the Purchasers, dated April 27, 2026.
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (Included in Exhibit 5.1).
99.1	Press Release of Solana Company dated April 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements relating to the Company’s expectations regarding the the proceeds that the Company expects to receive from the Registered Direct Offering and the intended use of proceeds from the Registered Direct Offering. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including, without limitation, market conditions as well as risks and uncertainties inherent in the Company’s business. For a discussion of these and other factors, please refer to the risk factors included in the Company’s Annual Report on Form 10-K, and the Company’s Quarterly Reports on Form 10-Q and other periodic reports filed from time to time with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLANA COMPANY.

Dated: April 27, 2026	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary